UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 16, 2009


                       TOMI ENVIRONMENTAL SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 1.01  Entry into a Material Definitive Agreement.

     (a) (1) On October 16, 2009, the registrant entered into a material definitive agreement to purchase nineteen (19%) percent of the issued and outstanding member interests of Advanced Disinfectant Technologies LLC ("Adtec"). There is no material relationship between the registrant or its affiliates and Adtec other than the subject agreement.

     (b) Pursuant to the agreement the registrant purchased the stated interest in consideration of 190,000 shares of its common stock. The agreement further provides that the registrant intends to purchase the remaining member interests or Adtec's assets subject to an appraisal to determine the final purchase price. No closing date has been set for the intended transaction.


ITEM 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

          10.0 Stock Purchase Agreement between TOMI Environmental Solutions, Inc. and Advanced Disinfectant Technologies LLC.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: October 21, 2009                   By: /s/ Halden Shane
                                            ---------------------------
                                            Halden Shane
                                            Principal Executive Officer